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                                       FORM 8-A

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                  -----------------

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

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                               TEXAS UTILITIES COMPANY
                (Exact name of registrant as specified in its charter)


                  Texas                1-12833           75-2669310
               (State or          (Commission File    (I.R.S. Employer
             incorporation             Number)       Identification No.)
            or organization)

                                  1601 Bryan Street
                                 Dallas, Texas 75201
             (Address of principal executive offices, including zip code)

          Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class            Name of each exchange on which
           to be so registered                each class is to be so
                                                    registered

              Income PRIDES                   New York Stock Exchange

             If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

             If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

             Securities Act registration statement file number to which this form relates: 333-56055.
                              ---------

             Securities to be registered pursuant to Section 12(g) of the
          Act:   None

             The Commission is respectfully requested to send copies of all notices, orders and communications to:


             Robert A. Wooldridge, Esq.          Robert J. Reger, Jr., Esq.
        Worsham, Forsythe & Wooldridge L.L.P.     Thelen Reid & Priest LLP
                1601 Bryan Street                   40 West 57th Street
               Dallas, Texas 75201                New York, New York  10019


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                    INFORMATION REQUIRED IN REGISTRATION STATEMENT

          Item 1.   Description of Registrant's Securities to be
                    --------------------------------------------
                    Registered.
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               The class of securities to be registered hereby are the
          Income PRIDES of Texas Utilities Company, a Texas corporation
          (Company).

               For a description of the Income PRIDES, reference is made to the Registration Statement on Form S-3 of the Company (Registration No. 333-56055), filed with the Securities and Exchange Commission (Commission) on June 4, 1998, and amended by Amendment No. 1, filed with the Commission on June 29, 1998, and Post-Effective Amendment No. 1, filed with the Commission on July 13, 1998 (Registration Statement), the form of prospectus included in the Registration Statement, and the preliminary prospectus supplement for the Income PRIDES dated July 6, 1998 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (Securities Act), on July 8, 1998, which description is incorporated herein by reference.
          The final prospectus supplement describing the Income PRIDES will be filed pursuant to Rule 424(b) under the Securities Act and shall be incorporated by reference into this Registration Statement on Form 8-A.

          Item 2.   Exhibits.
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             Exhibit     Description
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                 1.      Form of Purchase Contract Agreement (incorporated
                         herein by reference to Exhibit 4(e) of the Registration Statement).

                 2. Form of Pledge Agreement (incorporated herein by reference to Exhibit 4(f) of the Registration Statement).

                 3. Form of Income PRIDES and the Growth PRIDES (incorporated herein by reference to Exhibit A and Exhibit B of Exhibit 4(e) of the Registration Statement).

                 4. Form of Remarketing Agreement (incorporated herein by reference to Exhibit 4(g) to the Registration Statement).

                 5. Form of Indenture (incorporated herein by reference to Exhibit 4(c) to the Registration Statement).

                 6. Form of Officer's Certificate establishing Debt Securities, including Form of Debt Securities (incorporated herein by reference to Exhibit 4(d) of the Registration Statement).


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                                      SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.


          Dated:  July 14, 1998              TEXAS UTILITIES COMPANY



                                             By: /s/ Peter B. Tinkham
                                                ---------------------------
                                                Peter B. Tinkham
                                                Secretary and Assistant
                                                Treasurer